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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                  May 17, 2001


                             PROCOM TECHNOLOGY, INC.
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               (Exact name of registrant as specified in charter)


         California                   0-21053                   33-0268063
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(State or other jurisdiction        (Commission               (IRS employer
      of incorporation)             file number)          identification number)



                                  58 Discovery,
                                Irvine, CA 92618
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                    (Address of principal executive offices)


               Registrant's telephone number, including area code:
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                                 (949) 852-1000


                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

     The Registrant's third fiscal quarter ended on April 30, 2001. The Registrant estimates that its total revenues for the third fiscal quarter will be in the range of $7.6 million to $8.0 million and that revenues from sales of its NAS products during the third fiscal quarter will be in the range of $5.6 million to $6.0 million.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               PROCOM TECHNOLOGY, INC.



Date: May 17, 2001                             By:   /s/  Alex Razmjoo
                                                   -----------------------------
                                                   Name:  Alex Razmjoo
                                                   Title: Chairman of the Board,
                                                          President and Chief
                                                          Executive Officer



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